497(e)

333-25549/811-02441

AMERICAN GENERAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT D

WM STRATEGIC ASSET MANAGER

FLEXIBLE PAYMENT VARIABLE AND FIXED INDIVIDUAL

DEFERRED ANNUITY CONTRACTS

January 31, 2007

SUPPLEMENT TO THE MAY 1, 2006 PROSPECTUS

In 2006, Principal Financial Group, Inc., and its subsidiary, Principal Management Corporation ("PMC"), entered into an agreement with Washington Mutual, Inc. ("WM") to acquire all the outstanding stock of WM's subsidiary, WM Advisors, Inc. ("WMA"), and WMA's two subsidiaries, WM Funds Distributor, Inc. and WM Shareholder Services, Inc. WMA served as the investment advisor to the WM Group of Funds, including the WM Variable Trust ("WMVT"). The acquisition and reorganization of funds required a proxy mailing and a shareholder meeting. The proxy proposals asked for shareholder approval to combine WMVT funds into funds that are part of Principal Variable Contracts Fund, Inc. ("PVC"), a series mutual fund advised by PMC.

At the recent special meeting of shareholders of the WM Group of Funds, the proxy proposals regarding the reorganization of several funds were approved. The "Former WMVT Investment Options" shown below have been acquired by Accounts that are part of the PVC. Thus, the investment options available to you under the WM Strategic Asset Manager variable and fixed deferred annuity Contract have been changed. Please keep this supplement with your Contract records so that you may refer to it as needed in the future. For a period of time, we may provide you with confirmations, statements and other reports which contain the names of the Former WMVT Investment Options.
Former WMVT Investment Options	Updated PVC Investment Options

Portfolios	Portfolios
Balanced Portfolio	Balanced Portfolio
Conservative Balanced Portfolio	Conservative Balanced Portfolio
Conservative Growth Portfolio	Conservative Growth Portfolio
Flexible Income Portfolio	Flexible Income Portfolio
Strategic Growth Portfolio	Strategic Growth Portfolio

Funds	Accounts
Equity Income Fund	Equity Income Account I
Growth Fund	Growth Account
Growth & Income Fund	LargeCap Blend Account
Income Fund	Income Account
International Growth Fund	Diversified International Account
Mid Cap Stock Fund	MidCap Stock Account
Money Market Fund	Money Market Account
Short Term Income Fund	Short-Term Income Account
Small Cap Growth Fund[1]	SmallCap Growth Account
U.S. Government Securities Fund	Mortgage Securities Account
West Coast Equity Fund[1]	West Coast Equity Account

Please note that the following investment objectives have changed:
Updated PVC Investment Options	Investment Objectives
Diversified International Account	Long-term growth of capital. (The WMVT International Growth Fund sought to provide long-term capital appreciation.)
Growth Account	Long-term growth of capital through the purchase primarily of common stocks, but the fund may invest in other securities. (The WMVT Growth Fund sought to provide long-term capital appreciation.)
LargeCap Blend Account	Long-term growth of capital. (The WMVT Growth & Income Fund sought to provide long-term capital growth and, as a secondary consideration, current income.)
Money Market Account

Seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity. (The WMVT Money Market Fund sought to maximize current income while preserving capital and maintaining liquidity.)

SmallCap Growth Account	Long-term growth of capital. (The WMVT Small Cap Growth Fund sought to provide long-term capital appreciation.)

The current paragraphs under "American Home Assurance Company" on page 12 of the prospectus are deleted in their entirety and replaced with the following:

Certain insurance obligations under the Contracts are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, payout options with lifetime guarantees, death benefits and Contract values invested in the Fixed Account. The guarantee does not guarantee Contract value or the investment performance of the variable investment options available under the Contracts. The guarantee provides that Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by the Company. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern Time ("Point of Termination"). The Guarantee will continue to cover Contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such Contracts are satisfied in full.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of American International Group, Inc. and an affiliate of the Company.